Senior Secured Bond - Schedule of Breakdown of Senior Secured Bond and Total Deferred Financing Costs (Detail) - USD ($) $ in Thousands	Jun. 30, 2019	Dec. 31, 2018
Debt Instrument [Line Items]
Total Bond, net of deferred financing costs	$ (692,026)	$ (675,738)
Senior Secured Bonds [Member]
Debt Instrument [Line Items]
Total Bond	(70,289)	(69,337)
Less deferred financing costs	978	959
Total Bond, net of deferred financing costs	$ (69,311)	$ (68,378)